Summary Prospectus    February 1, 2018
Sterling Capital Stratton Mid Cap Value Fund
Class A Shares STRLX	Class C Shares STRNX
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2018, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.
Investment Objective
The Fund seeks long-term capital appreciation.
Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts or waivers if you and your family invest, or agree to invest in the future, at least $50,000 in the Sterling Capital Funds. More information about these and other sales charge discounts and waivers is available from your financial professional, in “Distribution Arrangements/Sales Charges” on page 194 of the Fund’s prospectus, in the Appendix: Sales Charge Discounts and Waivers Available from Certain Financial Intermediaries (the “Appendix”) and in “Sales Charges” on page 55 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	1.00%
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1.18%	1.93%
(1) The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,924
Class C Shares	$196	$606	$1,042	$2,254
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$928	$1,187	$1,924
Class C Shares	$196	$606	$1,042	$2,254

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12.19% of the average value of its portfolio.
Strategy, Risks and Performance
Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of common stock and securities convertible into common stock of mid capitalization (“mid cap”) companies. Mid cap stocks are defined as those companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Index at the time of investment. As of December 29, 2017, the capitalization range of the Russell Midcap® Index was between $1 billion and $36 billion. The market capitalization of the

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companies in the Fund’s portfolio and the Russell Midcap® Index changes over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns solely because the company’s market capitalization grows or falls outside these ranges. The Fund may also invest in REITs, including mortgage REITs, and other real estate-related securities.
Sterling Capital Management LLC (“Sterling Capital”) believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. Quantitatively, Sterling Capital focuses on a stock’s fundamental valuation relative to its peers. Sterling Capital considers additional quantitative measures, such as earnings momentum and relative price strength. Qualitatively, Sterling Capital seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation.
Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.
Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.
Mid Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.
Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.
Investment Style Risk: The possibility that the market segment on which this Fund focuses — mid cap value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.
Company-Specific Risk: The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.
Management Risk: The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.
Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Focused Investment Risk: Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.
For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of two broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.
Class A Shares Annual Total Returns for years ended 12/31(1)
Best quarter:	19.33%	06/30/2009
Worst quarter:	-21.98%	09/30/2011
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Average Annual Total Returns as of December 31, 2017(1)
	1 Year	5 Years	10 Years
Class A Shares(1)
Return Before Taxes	14.48%	13.15%	5.05%
Return After Taxes on Distributions	13.52%	12.74%	4.78%
Return After Taxes on Distributions and Sale of Fund Shares	8.96%	10.50%	4.01%

Class C Shares(1)	20.55%	14.14%	5.51%
Russell Midcap® Value Index
(reflects no deductions for fees, expenses, or taxes)	13.34%	14.68%	9.10%
(1) Performance for Class A Shares and Class C Shares for periods prior to inception on November 16, 2015 is based on the performance of the shares of the Fund’s predecessor, Stratton Mid Cap Value Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization.
After-tax returns are shown only for Class A Shares and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C Shares will vary.
Management
Investment Adviser
Sterling Capital Management LLC
Portfolio Managers
Shawn M. Gallagher, CFA
Director of Sterling Capital and Lead Portfolio Manager
Since November 16, 2015*
Andrew T. DiZio, CFA
Director of Sterling Capital and Associate Portfolio Manager
Since November 16, 2015*
* Mr. Gallagher served as a portfolio manager of the Predecessor Fund since 2012. Mr. DiZio served as an associate portfolio manager of the Predecessor Fund since 2012.
Purchase and Sale of Fund Shares
Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$1,000	$ 0
Automatic Investment Plan	$ 25	$25
You may buy or sell Class A Shares and Class C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A Shares and Class C Shares are available for purchase at www.sterlingcapitalfunds.com.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
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